AMERICAN GENERAL LIFE INSURANCE COMPANY
                                (the "Company")
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT VL-R
                                AG LEGACY PLUS

                         SUPPLEMENT DATED MAY 12, 2016
                     TO POLICY PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed Merger of the Putnam VT Voyager Fund - Class 1B (the "Putnam Voyager Fund"), a series of the Putnam Variable Trust (the "Trust"), into the Putnam VT Growth Opportunities Fund - Class 1B (the "Putnam Growth Fund"), also a series of the Trust (such combination referred to hereinafter as the "Merger").

     The Company received notification that the Board of Trustees of the Trust approved the Merger pursuant to which the Putnam Voyager Fund will be merged with and into the Putnam Growth Fund, with the Putnam Growth Fund being the surviving fund. All of the assets of the Putnam Voyager Fund will be transferred to the Putnam Growth Fund in exchange for shares of the Putnam Growth Fund (the "Merger Shares") and the Putnam Growth Fund will also assume all of the liabilities of the Putnam Voyager Fund. The Merger Shares of the Putnam Growth Fund will have the same aggregate net asset value as the value of the assets of the Putnam Voyager Fund, net of its liabilities. After receipt of the Merger Shares, the Putnam Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Putnam Voyager Fund. Policy owners will receive Merger Shares of the same class as the Putnam Voyager Fund shares they held before the Merger. The Merger is generally expected to be tax-free for U.S. federal income tax purposes.

     The Merger is subject to a number of conditions and is expected to be consummated at the close of business on or about July 15, 2016 (the "Closing Date").

     After 3:00 p.m. central time on the Closing Date, the Putnam Growth Fund will become available as an investment option under the Policies. All Policy accumulation values in the subaccount supported by the Putnam Voyager Fund will be automatically transferred into the Putnam Growth Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 3:00 p.m. central time two business days prior to the Closing Date (i.e., Wednesday, July 13, 2016), you may transfer your Policy accumulation value in the Putnam Voyager Fund subaccount to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Putnam Voyager Fund's investment option after 3:00 p.m. central time two business days prior to the Closing Date (i.e, Wednesday, July 13, 2016), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, July 18, 2016).

     Any new instruction we receive from a Policy owner before 3:00 p.m. central time two business days prior to the Closing Date (i.e, Wednesday, July 13, 2016) that is for any purpose stated in the previous paragraph and is in good order will be honored.

     Existing automatic instructions for dollar cost averaging or asset rebalancing into or out of the Putnam Voyager Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Putnam Growth Fund.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Putnam Voyager Fund's investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.